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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  August 1, 2002
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                        Cabot Industrial Properties, L.P.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

      1-14979                                           04-3397874
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(Commission File Number)                      (IRS Employer Identification No.)


875 North Michigan Avenue, 41st Floor, Chicago, Illinois         60611
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  (Address of principal executive offices)                     (Zip Code)

                                 (312) 266-9300
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

On August 1, 2002, Cabot Industrial Properties, L.P. ("Cabot"), pursuant to an Agreement of Sale dated June 28, 2002, sold to CalEast Industrial Investors, LLC ("CalEast") all of its interest in Cabot Acquisition, LLC, a wholly-owned subsidiary of Cabot ("Cabot Acquisition") for $375,450,000, of which amount $300,450,000 was paid in cash and $75,000,000 was paid by the assumption of mortgage loans issued by Teachers Insurance and Annuity Association of America ("TIAA") to Cabot. The assets sold included 46 buildings (the "Property"), constituting approximately 16% of the assets of Cabot, all of the improvements, leases, license and permits, and personal property which affects the Property, and all of Cabot Acquisition's service contracts and agreements (collectively, the "Assets"). The purchase price represented the fair market value of the Assets as of June 30, 2002, as determined by appraisers appointed by CalWest Industrial Properties, LLC ("CalWest"), less $75 million, constituting the outstanding principal balance of the assumed mortgage loans issued by TIAA to Cabot, which mortgage loans were assumed by CalEast at the closing.

Cabot is wholly owned by its general partner, Cabot Industrial Trust, a Maryland real estate investment trust ("Cabot Trust"). Cabot Trust is a majority-owned subsidiary of CalWest. Ninety-eight percent (98%) of the membership interest in CalWest is owned by the State of California Public Employees' Retirement System ("CALPERS"). Further, ninety-eight percent (98%) of the membership interest of CalEast is owned by CALPERS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b) The pro forma financial information required by this Item will be filed by an amendment to this Form 8-K not later than 60 days after this Form 8-K was required to be filed.

         (c)      Exhibits.

         Exhibit No.    Description
         -----------    -----------

          2.1 Agreement of Sale and Purchase dated as of June 28, 2002, between Cabot Industrial Trust and CalEast Industrial Investors, LLC.*

                        *Incorporated by reference to the respective exhibit to Cabot's Form 8-K, filed July 3, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CABOT INDUSTRIAL PROPERTIES, L.P.

                                            By:  Cabot Industrial Trust,
                                                 its general partner


Dated: August 14, 2002                      By: /s/ Warren H. Otto
                                               --------------------------------
                                                     Warren H. Otto
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX

     Exhibit
       No.     Description
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     2.1       Agreement of Sale and Purchase dated as of June 25, 2002, between
               Cabot Industrial Trust and CalEast Industrial Investors, LLC.*

               *Incorporated by reference to the respective exhibit to Cabot's Form 8-K, filed July 3, 2002.